UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

August 16, 2011 (Date of earliest event reported: August 12, 2011)

GEOKINETICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33460	94-1690082
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1500 CityWest Blvd., Suite 800

Houston, Texas, 77042

(Address of principal executive offices)

(713) 850-7600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 — Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

Amended and Restated Credit Facility

On August 12, 2011, Geokinetics Inc., a Delaware corporation (“Geokinetics”), and its wholly-owned subsidiary, Geokinetics Holdings USA, Inc. (“Geokinetics Holdings” and collectively with Geokinetics, the “Company”), entered into a $50.0 million amended and restated credit agreement (the “Amended and Restated Credit Facility”) with Whitebox Advisors LLC (“Whitebox”) as administrative agent and collateral agent, and the other lenders party thereto (the “New Lenders”).  As previously reported in Geokinetics’ Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 31, 2011, on May 16, 2011, the Company received a commitment and summary of principal terms from the New Lenders for a $50.0 million senior secured revolving credit facility.  On May 24, 2011, the Company consented to the assignment by the previous lenders under the Company’s revolving credit agreement, dated as of February 12, 2010 (as previously modified and amended, the “RBC Revolving Credit Facility”), to the New Lenders and contemporaneously entered into a Forbearance Agreement and Amendment No. 5 with the New Lenders and Whitebox.

In connection with the execution of the Amended and Restated Credit Facility, the Company paid a fee of $1.7 million in cash plus accrued interest owing under the RBC Revolving Credit Facility and other fees and transaction costs totalling $0.8 million.  In addition, the Company will pay a $4.0 million advisory fee by issuing shares (the “Advisory Shares”) of Geokinetics common stock, par value $0.01 per share (the “Common Stock”), valued at 95% of the volume weighted average price of the Common Stock over the trailing 10-day trading period following the execution of the Amended and Restated Credit Facility.

Borrowings outstanding under the Amended and Restated Credit Facility bear interest at a fixed rate of 11.125% per annum; amounts in excess of the amount outstanding up to the total amount available of $50.0 million, if any, are subject to an unused commitment fee of 11.125% per annum.  The Amended and Restated Credit Facility does not provide for the issuance of letters of credit and will mature on September 1, 2014.  Borrowings under the facility are guaranteed by certain of Geokinetics’ subsidiaries and are secured by certain of Geokinetics’ and its subsidiaries’ assets and the pledge of a portion of the stock of certain of its foreign subsidiaries.  There are no scheduled amortization or commitment reductions prior to maturity but the Company is required to prepay the facility with proceeds from certain asset sales and casualty events. The Company has the option to prepay the facility upon the issuance of certain equity securities or after the first year, subject to a reduction fee schedule.  Each lender may require the Company to terminate its revolving commitment and prepay its outstanding loans upon the occurrence of certain changes in ownership or control of the Company.  The facility has no financial maintenance covenants.

The foregoing description is a summary of the material terms of the Amended and Restated Credit Facility and does not purport to be complete, and is qualified in its entirety by reference to the Amended and Restated Credit Facility, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1.

Registration Rights Agreement

In connection with the entry into the Amended and Restated Credit Facility, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the New Lenders, pursuant to which the Company agreed to file with the SEC a registration statement with respect to the resale of the Advisory Shares by September 2, 2011.

The foregoing description is a summary of the material terms of the Registration Rights Agreement and does not purport to be complete, and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.3.

Item 1.02.  Termination of a Material Definitive Agreement.

In connection with the closing of the Amended and Restated Credit Facility, the Company repaid its borrowings outstanding under the RBC Revolving Credit Facility and terminated the facility.  The RBC Revolving Credit Facility was replaced with the Amended and Restated Credit Facility described in Item 1.01 of this Current Report on Form 8-K.

SECTION 2 — Financial Information

Item 2.02.  Results of Operations and Financial Condition.

On August 15, 2011, Geokinetics issued a press release announcing its 2011 second quarter financial and operational results. A copy of the press release is attached hereto as exhibit 99.1, the contents of which are furnished in its entirety.

The information in Item 2.02 of this Current Report on Form 8-K, including the exhibit, is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Amended and Restated Credit Facility in Item 1.01 is incorporated herein by reference.  Following the assignment of the RBC Revolving Credit Facility to the New Lenders on May 24, 2011, the Company borrowed $50.0 million under the RBC Revolving Credit Facility.  Upon the consummation of the Amended and Restated Credit Facility, the $50.0 million outstanding under the RBC Revolving Credit Facility was repaid in full and immediately borrowed under the Amended and Restated Credit Facility.

Additionally, as a condition for entering into loans under the Amended and Restated Credit Facility, Geokinetics and certain of its subsidiaries had to execute an Acknowledgment and Agreement of Guarantors and Grantors (the “Guaranty”) whereby they will provide unconditional and irrevocable guarantees of payment to the New Lenders.  The Guaranty is incorporated herein by reference and is attached to this Current Report on Form 8-K as Exhibit 10.2.

SECTION 9 — Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Title of Document

10.1

Amended and Restated Credit Agreement, dated as of August 12, 2011, by and among Geokinetics Holdings, Geokinetics, Whitebox as administrative agent and collateral agent, and the certain lenders named therein.

10.2	Acknowledgment and Agreement of Guarantors and Grantors dated as of August 12, 2011.

10.3	Registration Rights Agreement, dated as of August 12, 2011, by and among Geokinetics Holdings, Geokinetics and the investors named therein.

99.1	Press Release dated August 15, 2011, announcing Geokinetics’ 2011 second quarter financial and operational results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOKINETICS INC.

August 16, 2011	By:	/s/ William L. Moll, Jr.
William L. Moll, Jr., Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit Number	Title of Document

10.1

Amended and Restated Credit Agreement, dated as of August 12, 2011, by and among Geokinetics Holdings, Geokinetics, Whitebox as administrative agent and collateral agent, and the certain lenders named therein.

10.2	Acknowledgment and Agreement of Guarantors and Grantors dated as of August 12, 2011.

10.3	Registration Rights Agreement, dated as of August 12, 2011, by and among Geokinetics Holdings, Geokinetics and the investors named therein.

99.1	Press Release dated August 15, 2011, announcing Geokinetics’ 2011 second quarter financial and operational results.